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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 12, 1997
                                                 --------------------

                           FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. OTHER EVENTS.


     The 1996 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of Coopers & Lybrand L.L.P., independent certified public accountants is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.



     The news release dated January 29, 1997 of Ford Motor Company and subsidiaries for the year ended December 31, 1996 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS

Designation        Description                     Method of Filing
-----------        -----------                     ----------------

Exhibit 23         Consent of Coopers & Lybrand    Filed with this Report.
                   L.L.P.

Exhibit 27         Financial Data Schedule.        Filed with this Report.

Exhibit 99.1       1996 Audit of Consolidated      Filed with this Report.
                   Financial Statements of Ford
                   Motor Credit Company and
                   Subsidiaries together with
                   the Report of Independent
                   Accountants of Coopers & Lybrand
                   L.L.P., independent certified
                   public accountants.

Exhibit 99.2       News release dated              Filed with this Report.
                   January 29, 1997 of
                   Ford Motor Company and
                   Subsidiaries for the year
                   ended December 31, 1996
                   with attachments.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        FORD MOTOR CREDIT COMPANY
                                               (Registrant)


Date:  February 12, 1997                     By:/s/R. P. Conrad
                                             ------------------
                                                R. P. Conrad
                                                Assistant Secretary

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                                 EXHIBIT INDEX

Designation              Description
-----------              -----------

Exhibit 23         Consent of Coopers & Lybrand
                   L.L.P.

Exhibit 27         Financial Data Schedule.

Exhibit 99.1       1996 Audit of Consolidated
                   Financial Statements of Ford
                   Motor Credit Company and
                   Subsidiaries together with
                   the Report of Independent
                   Accountants of Coopers & Lybrand
                   L.L.P., independent certified
                   public accountants.

Exhibit 99.2       News release dated
                   January 29, 1997 of
                   Ford Motor Company and
                   Subsidiaries for the year
                   ended December 31, 1996
                   with attachments.